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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 29, 2004

          CWABS, INC., (as depositor under the Pooling and Servicing
      Agreement, to be dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series
                                  2004-AB1).
                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      333-109272               95-4596514
----------------------------           ------------         -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)

      4500 Park Granada
    Calabasas, California                                          91302
----------------------------                                    ------------
    (Address of principal                                        (Zip Code)
     executive offices)
      Registrant's telephone number, including area code (818) 225-3237
                                                         ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 8 - Other Events

      Item 8.01   Other Events.
                  ------------



            CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller, Countrywide LFT LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Securities, Series 2004-AB1. The Collateral Tables are annexed hereto as Exhibit 99.1.



      Mortgage Loan Statistics
      ------------------------

            For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.




_____________________________
      * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 30, 2004 and the Prospectus Supplement dated September 6, 2004 of CWABS, Inc., relating to its CWABS, Inc. Asset-Backed Certificates, Series 2004-AB1.



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

Section 9  -  Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------------------

         Not applicable.

(c) Exhibits.
    -------------------------------------------

         Exhibit No.                Description
         ----------                 -----------

            99.1                    Tied Out Collateral Tables

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By: /s/ Celia Coulter
                                          -----------------
                                            Name:  Celia Coulter
                                            Title:  Vice President


Dated:  October 13, 2004

                                 EXHIBIT INDEX



Exhibit No.             Description
----------              -----------


99.1                    Tied Out Collateral Tables